Dispositions and Impairment	6 Months Ended
Jun. 30, 2022
Discontinued Operations and Disposal Groups [Abstract]
Dispositions and Impairment	Dispositions and Impairment
Dispositions
During the six months ended June 30, 2022, we closed the sale of a tenant purchase option on one of our MOBs located in Georgia for a gross sales price of $26.8 million, resulting in a net loss to us of approximately four thousand dollars. During the six months ended June 30, 2021, we sold a 13 property portfolio with locations in Tennessee and Virginia for a gross sales price of $67.5 million, resulting in a net gain to us of approximately $32.8 million.
Impairment
During the six months ended June 30, 2022, we recorded no impairment charges. During the six months ended June 30, 2021, we recorded impairment charges of $16.8 million on two properties, for which the holding period was revised by the Company to be less than the previously estimated useful life. The estimated fair values were based on a purchase option and a pending sales agreement, both of which were executed subsequent to June 30, 2021.